Exhibit 10.01

SECOND AMENDMENT TO CREDIT AGREEMENT

Dated as of August 31, 2006

among

TORCHMARK CORPORATION

as the Borrower,

TMK RE, LTD.

as a Loan Party,

BANK OF AMERICA, N.A.,

as Administrative Agent, Swing Line Lender and L/C Issuer,

JPMORGAN CHASE BANK, N.A.,

KEYBANK NATIONAL ASSOCIATION,

REGIONS BANK,

SUNTRUST BANK,

WACHOVIA BANK, NATIONAL ASSOCIATION

as Co-Syndication Agents

and

The Other Lenders Party Hereto

BANC OF AMERICA SECURITIES LLC,

and

J.P. MORGAN SECURITIES INC.

as

Joint Lead Arrangers and Joint Book Managers

SECOND AMENDMENT TO CREDIT AGREEMENT

THIS SECOND AMENDMENT TO CREDIT AGREEMENT (this “Second Amendment”), dated as of August 31, 2006, is entered into among TORCHMARK CORPORATION, a Delaware corporation (the “Borrower”), TMK RE LTD., a Bermuda reinsurance corporation (“TMK”), the lenders listed on the signature pages hereof as Lenders (the “Lenders”), and BANK OF AMERICA, N.A., as Administrative Agent, Swing Line Lender and L/C Issuer.

BACKGROUND

A. The Borrower, the Lenders, the Administrative Agent, the Swing Line Lender and the L/C Issuer are parties to that certain Credit Agreement, dated as of November 18, 2004, as amended by that certain First Amendment to Credit Agreement, dated as of June 9, 2006 (said Credit Agreement, as amended, the “Credit Agreement”). The terms defined in the Credit Agreement and not otherwise defined herein shall be used herein as defined in the Credit Agreement.

B. The Borrower has requested to extend the Maturity Date. In addition, AmSouth Bank (the “Decreasing Lender”) is decreasing its Commitment, and Wachovia Bank, National Association (successor to SouthTrust Bank) and Wells Fargo Bank, N.A. (collectively, “Increasing Lenders”) are increasing their respective Commitments.

C. The Lenders, the Administrative Agent, the Swing Line Lender and the L/C Issuer hereby agree to amend the Credit Agreement, subject to the terms and conditions set forth herein.

NOW, THEREFORE, in consideration of the covenants, conditions and agreements hereafter set forth, and for other good and valuable consideration, the receipt and adequacy of which are all hereby acknowledged, the Borrower, the Lenders, the Swing Line Lender, the L/C Issuer and the Administrative Agent covenant and agree as follows:

1. AMENDMENTS.

(a) The definition of “Co-Syndication Agents” set forth in Section 1.01 of the Credit Agreement is hereby amended to read as follows:

“Co-Syndication Agents” means, collectively, JPMorgan Chase Bank, N.A., KeyBank National Association, Regions Bank, SunTrust Bank and Wachovia Bank, National Association

(b) The definition of “Maturity Date” set forth in Section 1.01 of the Credit Agreement is hereby amended to read as follows:

“Maturity Date” means (a) August 31, 2011 or (b) such earlier date as (i) the Obligations become due and payable pursuant to this Agreement (whether by acceleration, prepayment in full, scheduled reduction or otherwise) or (ii) there shall exist an Event of Default under Section 8.01(f) of this Agreement.

(c) Schedule 2.01 to the Credit Agreement is hereby amended to be in the form of Schedule 2.01 to this Second Amendment, and the Commitment and Applicable Percentage of each Lender, after giving effect to this Second Amendment, are hereby set forth on such Schedule 2.01.

2. REPRESENTATIONS AND WARRANTIES TRUE; NO EVENT OF DEFAULT. By its execution and delivery hereof, the Borrower represents and warrants that, as of the date hereof:

(a) the representations and warranties contained in the Credit Agreement and the other Loan Documents are true and correct on and as of the date hereof as made on and as of such date, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they shall be true and correct as of such earlier date;

(b) no event has occurred and is continuing which constitutes a Default or an Event of Default;

(c) (i) each of the Borrower and TMK has full power and authority to execute and deliver this Second Amendment, (ii) the Borrower has full power and authority to execute the Revolving Note payable to the order of the Decreasing Lender and each Increasing Lender (collectively, the “Replacement Notes”), (iii) this Second Amendment has been duly executed and delivered by each of the Borrower and TMK, (iv) the Replacement Notes have been duly executed and delivered by the Borrower, and (v) (A) this Second Amendment and the Credit Agreement, as amended hereby, constitute the legal, valid and binding obligations of each of the Borrower and TMK, and (B) the Replacement Notes constitute the legal, valid and binding obligation of the Borrower, and in the case of each of (A) and (B) above, enforceable in accordance with their respective terms, except as enforceability may be limited by applicable Debtor Relief Laws and by general principles of equity (regardless of whether enforcement is sought in a proceeding in equity or at law) and except as rights to indemnity may be limited by federal or state securities laws;

(d) neither the execution, delivery and performance of this Second Amendment, the Replacement Notes or the Credit Agreement, as amended hereby, nor the consummation of any transactions contemplated herein or therein, will conflict with any Law or Organization Documents of the Borrower or TMK, or any indenture, agreement or other instrument to which the Borrower or TMK or any of their respective property is subject; and

(e) no authorization, approval, consent, or other action by, notice to, or filing with, any Governmental Authority or other Person not previously obtained is required for the execution, delivery or performance by (i) the Borrower or TMK of this Second Amendment or (ii) the Borrower of the Replacement Notes.

3. CONDITIONS TO EFFECTIVENESS. This Second Amendment shall be effective upon satisfaction or completion of the following:

(a) the Administrative Agent shall have received counterparts of this Second Amendment executed by the Lenders;

(b) the Administrative Agent shall have received counterparts of this Second Amendment executed by each of the Borrower and TMK;

(c) the Administrative Agent shall have received a certified resolution of the Board of Directors of (i) the Borrower and TMK authorizing the execution, delivery and performance of this Second Amendment and (ii) the Borrower authorizing the execution, delivery and performance of the Replacement Notes;

(d) the Administrative Agent shall have received an opinion of counsel to the Borrower and TMK, in form and substance satisfactory to the Administrative Agent, with respect to matters set forth in Sections 2(c), (d) and (e) of this Second Amendment;

(e) the Administrative Agent shall have received a duly executed Replacement Note for each Increasing Lender and the Decreasing Lender; and

(f) the Administrative Agent shall have received, in form and substance satisfactory to the Administrative Agent and its counsel, such other documents, certificates and instruments as the Administrative Agent shall reasonably require.

4. LENDER SETTLEMENT. Subject to the satisfaction of the conditions of effectiveness set forth in Section 3 hereof, to the extent that there are any Outstanding Amounts under the Credit Agreement on the date that this Second Amendment becomes effective, (a) each Increasing Lender shall purchase and the Decreasing Lender shall sell, without recourse, an amount of Revolving Loans outstanding such that after giving effect to this Second Amendment the amount of outstanding Revolving Loans of each Increasing Lender and the Decreasing Lender shall be in the amount of its Applicable Percentage after giving effect to this Second Amendment and (b) each Increasing Lender’s and the Decreasing Lender’s participation in any outstanding Swing Line Loans and L/C Obligations shall be in accordance with its respective Applicable Percentage after giving effect to this Second Amendment. If as a result of any purchase or sale of a Revolving Loan under this Section 4 any payment of a Eurodollar Rate Loan occurs on a day which is not the last day of an applicable Interest Period, the Borrower will pay to the Administrative Agent for the benefit of any Lender holding a Eurodollar Rate Loan any loss, cost or expense incurred by such Lender resulting therefrom in accordance with Section 3.5 of the Credit Agreement.

5. REFERENCE TO THE CREDIT AGREEMENT.

(a) Upon the effectiveness of this Second Amendment, each reference in the Credit Agreement to “this Agreement”, “hereunder”, or words of like import shall mean and be a reference to the Credit Agreement, as affected and amended hereby.

(b) The Credit Agreement, as amended by the amendments referred to above, shall remain in full force and effect and is hereby ratified and confirmed.

6. COSTS, EXPENSES AND TAXES. Each Loan Party agrees to pay on demand all reasonable costs and expenses of the Administrative Agent in connection with the preparation, reproduction, execution and delivery of this Second Amendment and the other instruments and documents to be delivered hereunder (including the reasonable fees and out-of-pocket expenses of counsel for the Administrative Agent with respect thereto).

7. EXECUTION IN COUNTERPARTS. This Second Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which when taken together shall constitute but one and the same instrument. For purposes of this Second Amendment, a counterpart hereof (or signature page thereto) signed and transmitted by any Person party hereto to the Administrative Agent (or its counsel) by facsimile machine, telecopier or electronic mail is to be treated as an original. The signature of such Person thereon, for purposes hereof, is to be considered as an original signature, and the counterpart (or signature page thereto) so transmitted is to be considered to have the same binding effect as an original signature on an original document.

8. GOVERNING LAW; BINDING EFFECT. This Second Amendment shall be governed by and construed in accordance with the laws of the State of Texas applicable to agreements made and to be performed entirely within such state, provided that each party shall retain all rights arising under federal law, and shall be binding upon the parties hereto and their respective successors and assigns.

9. HEADINGS. Section headings in this Second Amendment are included herein for convenience of reference only and shall not constitute a part of this Second Amendment for any other purpose.

10. ENTIRE AGREEMENT. THE CREDIT AGREEMENT, AS AMENDED BY THIS SECOND AMENDMENT, AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS BETWEEN THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

REMAINDER OF PAGE LEFT INTENTIONALLY BLANK

IN WITNESS WHEREOF, this Second Amendment is executed as of the date first set forth above.

TORCHMARK CORPORATION

By:	/s/ Michael J. Klyce
	Name:	Michael J. Klyce
	Title:	Vice President and Treasurer

TMK RE, LTD.

By:	/s/ Michael J. Klyce
	Name:	Michael J. Klyce
	Title:	Assistant Treasurer

BANK OF AMERICA, N.A., as Administrative Agent

By:	/s/ Angela Lau
	Name:	Angela Lau
	Title:	Assistant Vice President

BANK OF AMERICA, N.A., as a Lender, L/C Issuer and Swing Line Lender

By:	/s/ Jason Cassity
	Name:	Jason Cassity
	Title:	Vice President

JPMORGAN CHASE BANK, N.A., as a Lender

By:	/s/ Erin O’Rourke
	Name:	Erin O’Rourke
	Title:	Vice President

KEYBANK NATIONAL ASSOCIATION, as a Lender

By:	/s/ Mary K. Young
	Name:	Mary K. Young
	Title:	Senior Vice President

REGIONS BANK, as a Lender

By:	/s/ Brook H. Balough
	Name:	Brook H. Balough
	Title:	Senior Vice President

SUNTRUST BANK, as a Lender

By:	/s/ Kelly Gunter
	Name:	Kelly Gunter
	Title:	Vice President

THE BANK OF NEW YORK, as a Lender

By:	/s/ Richard G. Shaw
	Name:	Richard G. Shaw
	Title:	Vice President

HSBC BANK USA, NATIONAL ASSOCIATION, as a Lender

By:	/s/ Daniel G. Serrao
	Name:	Daniel G. Serrao
	Title:	Senior Vice President

WACHOVIA BANK, NATIONAL ASSOCIATION, as a Lender

By:	/s/ W. Spencer Ragland
	Name:	W. Spencer Ragland
	Title:	Senior Vice President

AMSOUTH BANK, as a Lender

By:	/s/ David A. Simmons
	Name:	David A. Simmons
	Title:	Senior Vice President

COMERICA BANK, as a Lender

By:	/s/ Mark B. Glover
	Name:	Mark B. Glover
	Title:	First Vice President

WELLS FARGO BANK, NATIONAL ASSOCIATION, as a Lender

By:	/s/ Thomas W. Doddridge
	Name:	Thomas W. Doddridge
	Title:	Vice President

COMPASS BANK, as a Lender

By:	/s/ A. Alex Morton
	Name:	A. Alex Morton
	Title:	Senior Vice President

FIRST COMMERCIAL BANK, as a Lender

By:	/s/ James W. Brunstad
	Name:	James W. Brunstad
	Title:	Senior Vice President

UMB BANK, n.a., as a Lender

By:	/s/ David A. Proffitt
	Name:	David A. Proffitt
	Title:	Senior Vice President

SCHEDULE 2.01

COMMITMENTS

AND APPLICABLE PERCENTAGES

Lender	Commitment	Applicable Percentage
Bank of America, N.A.	$60,000,000.00	10.000000000%
JPMorgan Chase Bank, N.A.	$60,000,000.00
		10.000000000%
KeyBank National Association	$55,000,000.00	9.166666667%
Regions Bank	$55,000,000.00	9.166666667%
SunTrust Bank	$55,000,000.00	9.166666667%
Wachovia Bank, National Association	$55,000,000.00	9.166666667%
Wells Fargo Bank, National Association	$45,000,000.00	7.500000000%
The Bank of New York	$45,000,000.00	7.500000000%
HSBC Bank USA, National Association	$45,000,000.00	7.500000000%
Comerica Bank	$40,000,000.00	6.666666667%
Compass Bank	$40,000,000.00	6.666666667%
AmSouth Bank	$25,000,000.00	4.166666667%
First Commercial Bank	$10,000,000.00	1.666666667%
UMB Bank, n.a.	$10,000,000.00	1.666666667%

Total	$600,000,000.00	100.000000000%

Schedule 2.01 to Second Amendment